Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Beutel Goodman Core Plus Bond Fund

Supplement dated August 15, 2022 to the Prospectus and Statement of Additional Information,

each dated March 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG Beutel Goodman Core Plus Bond Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of June 30, 2023, David Gregoris will retire from Beutel, Goodman & Company Ltd., the Fund’s subadviser, and no longer serve as a portfolio manager of the Fund. Effective upon Mr. Gregoris’s retirement, Derek Brown, Sue McNamara, and Neil McCabe will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, as of June 30, 2023, all references to and information relating to Mr. Gregoris in the Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Brown and McCabe and Ms. McNamara.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE